Ameritas Life Insurance Corp. of New York
                            ("Ameritas Life of NY")

                    Ameritas Life of NY Separate Account VUL
                    Ameritas Life of NY Separate Account VA
                             ("Separate Accounts")

                                 Supplement to:
                              Overture Encore! II,
       Overture Annuity III-Plus, Overture Acclaim! and Overture Accent!
    Prospectuses and Statements of Additional Information Dated May 1, 2012

                          Supplement Dated May 2, 2012


On May 2, 2012, the members of UNIFI(R) Mutual Holding Company ("UNIFI(R)") approved an amendment to change the company's name to "Ameritas Mutual Holding Company." Therefore, all references to UNIFI(R) Mutual Holding Company in your prospectus and Statement of Additional Information are changed to Ameritas Mutual Holding Company. The short cite for the new company name is "Ameritas;" therefore, all references to UNIFI(R) are changed to Ameritas.


All other provisions of your Policy remain as stated in your Policy, prospectus, and Statement of Additional Information.


       Please retain this Supplement with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp. of New York.

 If you do not have a current prospectus, please contact Ameritas Life of NY at
                                1-877-280-6110.